DISPOSAL OF SUBSIDIARIES (Tables)	12 Months Ended
Dec. 31, 2022
DISPOSAL OF SUBSIDIARIES.
Schedule of gain regarding divestiture of disposal group

As of October 27, 2022
Fair value of preferred shares issued to Stanley Star	$(24,592)
The carrying amount of any noncontrolling interest	(3,954)
Net liabilities	(24,276)
Gain on disposal of subsidiaries	$3,638

Summary of carrying amounts of the major classes of assets and liabilities of the disposal group

As of October 27, 2022
Cash and cash equivalents	$97
Prepaid expenses and other current assets	1,983
Property and equipment, net	4
Intangible assets, net	20
TOTAL ASSETS	$2,104

Accounts payable	(257)
Advance from customers	(163)
Long-term bank loan	(5,476)
Income tax payable	(2,225)
Amount due to Kaixin	(8,848)
VAT payable	(3,340)
Accrual expenses and other current liabilities	(6,071)
Total Liabilities	$(26,380)

Net liabilities	$(24,276)